UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

MiNK Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40908	82-2142067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY 10010
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-994-8250

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	INKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Walter Flamenbaum retired from the Board of Directors of MiNK Therapeutics, Inc. (the “Company”), effective December 31, 2021. The Company previously reported Dr. Flamenbaum’s intent to retire on December 31, 2021 in its Amended Registration Statement on Form S-1 filed on October 12, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: January 6, 2022	MiNK Therapeutics, Inc.

	By:	/s/ Jennifer S. Buell, Ph.D.
	Name:	Jennifer S. Buell, Ph.D.
	Title:	President and Chief Executive Officer